Exhibit 99.1

NEWS RELEASE

APA Corporation Announces First-Quarter 2023

Financial and Operational Results

Key Takeaways

•	Reported production of 394,000 barrels of oil equivalent (BOE) per day; adjusted production, which excludes Egypt noncontrolling interest and tax barrels, was 318,000 BOE per day;

•	Generated net cash from operating activities of $335 million, adjusted EBITDAX of $1.3 billion, and free cash flow (FCF) of $272 million;

•	Strong operational execution drove higher-than-expected 1Q adjusted oil production;

•	Returned 81% of first quarter FCF to shareholders, reiterating commitment to minimum 60% capital return framework; and

•	Announced reduction in 2023 capital investment by $100 million in response to lower Permian Basin natural gas prices; full-year capital budget now set at $1.9- to $2.0 billion.

HOUSTON, May 3, 2023 – APA Corporation (Nasdaq: APA) today announced its financial and operational results for the first quarter of 2023.

APA reported net income attributable to common stock of $242 million, or $0.78 per diluted share. When adjusted for items that impact the comparability of results, APA’s first-quarter earnings were $372 million, or $1.19 per diluted share. Net cash provided by operating activities was $335 million, and adjusted EBITDAX was $1.3 billion. The company generated $272 million in free cash flow during the quarter.

“APA began the year with strong operational performance and cost management,” said John J. Christmann IV, APA’s CEO and president. “Our oil production exceeded expectations in the first quarter, and we plan to focus on oil-driven activity. APA’s diversified portfolio enables us to respond quickly to changing commodity prices and market dynamics. Accordingly, we are reducing lean gas drilling activity in the U.S. in response to weak Permian Basin natural gas pricing. In Suriname, appraisal work at Krabdagu is progressing, and results thus far are in line with expectations.”

APA CORPORATION ANNOUNCES FIRST-QUARTER 2023

FINANCIAL AND OPERATIONAL RESULTS — PAGE 2 of 4

First-Quarter Summary

First-quarter reported production was 394,000 BOE per day, and adjusted production, which excludes Egypt noncontrolling interest and tax barrels, was 318,000 BOE per day. APA’s first-quarter upstream capital investment, lease operating expense, and general and administrative expense were below guidance.

Capital and Activity Update

APA is lowering full-year upstream capital investment guidance to $1.9- to $2.0 billion, with the entire $100 million decrease attributable to the reduction of lean gas activity in the Permian Basin. This change is not expected to have a material impact on 2023 U.S. production. Other capital activity for the year is unchanged, as the company plans to continue running an average of 17 drilling rigs in Egypt and five in the U.S. As previously disclosed, APA will release the Ocean Patriot semisubmersible drilling rig in the North Sea around midyear.

Conference Call

APA will host a conference call to discuss its first-quarter 2023 results at 10 a.m. Central time, Thursday, May 4. The conference call will be webcast from APA’s website at www.apacorp.com and investor.apacorp.com. Following the conference call, a replay will be available for one year on the “Investors” page of the company’s website.

About APA

APA Corporation owns consolidated subsidiaries that explore for and produce oil and natural gas in the United States, Egypt and the United Kingdom and that explore for oil and natural gas offshore Suriname and the Dominican Republic. APA posts announcements, operational updates, investor information and press releases on its website, www.apacorp.com. Additional details regarding Suriname, ESG performance and other investor-related topics are posted at investor.apacorp.com.

Additional Information

Additional information follows, including reconciliations of adjusted earnings, adjusted EBITDAX, upstream capital investment, net debt, cash flows from operations before changes in operating assets and liabilities and free cash flow (non-GAAP financial measures) to GAAP measures and information regarding adjusted production. APA’s quarterly supplement is available at http://www.apacorp.com/financialdata.

APA CORPORATION ANNOUNCES FIRST-QUARTER 2023

FINANCIAL AND OPERATIONAL RESULTS — PAGE 3 of 4

Non-GAAP Financial Measures

APA’s financial information includes information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance understanding of our consolidated financial information as prepared in accordance with GAAP. Adjusted earnings, adjusted EBITDAX, upstream capital investment, net debt, cash flows from operations before changes in operating assets and liabilities and free cash flow are non-GAAP measures. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “goals,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations, and objectives for operations, including statements about our capital plans, drilling plans, production expectations, asset sales, and monetizations. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in APA’s Form 10-K for the year ended December 31, 2022, and in our quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission for a discussion of risk factors that affect our business. Any forward-looking statement made in this

APA CORPORATION ANNOUNCES FIRST-QUARTER 2023

FINANCIAL AND OPERATIONAL RESULTS — PAGE 4 of 4

news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. APA and its subsidiaries undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

Cautionary Note to Investors

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC’s definitions for such terms. APA may use certain terms in this news release, such as “resources,” “potential resources,” “resource potential,” “estimated net reserves,” “recoverable reserves,” and other similar terms that the SEC guidelines strictly prohibit APA from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality, and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in APA’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2022 available from APA at www.apacorp.com or by writing APA at: 2000 Post Oak Blvd., Suite 100, Houston, TX 77056 (Attn: Corporate Secretary). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.

Contacts

Investor: (281) 302-2286    Gary Clark

Media:    (713) 296-7276    Alexandra Franceschi

Website: www.apacorp.com

Click here for the full release with quarterly financial statements.

-end-

APA CORPORATION

STATEMENT OF CONSOLIDATED OPERATIONS

(Unaudited)

(In millions, except per share data)

	For the Quarter Ended March 31,
	2023	2022
REVENUES AND OTHER:
Oil, natural gas, and natural gas liquids production revenues
Oil revenues	$1,397	$1,717
Natural gas revenues	242	380
Natural gas liquids revenues	130	223

	1,769	2,320
Purchased oil and gas sales	239	349

Total revenues	2,008	2,669
Derivative instrument gain (loss), net	53	(62)
Gain on divestitures, net	1	1,176
Other, net	(32)	45

	2,030	3,828

OPERATING EXPENSES:
Lease operating expenses	321	344
Gathering, processing, and transmission	78	81
Purchased oil and gas costs	216	351
Taxes other than income	52	70
Exploration	52	42
General and administrative	65	156
Transaction, reorganization, and separation	4	14
Depreciation, depletion, and amortization:
Oil and gas property and equipment	325	278
Other assets	7	13
Asset retirement obligation accretion	28	29
Financing costs, net	72	152

	1,220	1,530

NET INCOME BEFORE INCOME TAXES	810	2,298
Current income tax provision	346	392
Deferred income tax provision (benefit)	138	(40)

NET INCOME INCLUDING NONCONTROLLING INTERESTS	326	1,946

Net income attributable to noncontrolling interest - Egypt	84	119
Net income attributable to noncontrolling interest - Altus	—	14
Net loss attributable to Altus Preferred Unit limited partners	—	(70)

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$242	$1,883

NET INCOME PER COMMON SHARE:
Basic	$0.78	$5.44
Diluted	$0.78	$5.43
WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	311	346
Diluted	312	347
DIVIDENDS DECLARED PER COMMON SHARE	$0.25	$0.125

APA CORPORATION

PRODUCTION INFORMATION

	For the Quarter Ended			% Change
	March 31, 2023	December 31, 2022	March 31, 2022	1Q23 to 4Q22	1Q23 to 1Q22
OIL VOLUME - Barrels per day
United States	71,888	74,767	69,636	-4%	3%
Egypt (1, 2)	87,795	88,715	85,018	-1%	3%
North Sea	37,502	37,473	35,242	0%	6%

International (1)	125,297	126,188	120,260	-1%	4%

Total (1)	197,185	200,955	189,896	-2%	4%

NATURAL GAS VOLUME - Mcf per day
United States	441,527	468,888	477,637	-6%	-8%
Egypt (1, 2)	356,350	373,911	386,577	-5%	-8%
North Sea	40,360	41,370	38,466	-2%	5%

International (1)	396,710	415,281	425,043	-4%	-7%

Total (1)	838,237	884,169	902,680	-5%	-7%

NGL VOLUME - Barrels per day
United States	56,103	64,915	61,711	-14%	-9%
Egypt (1, 2)	—	—	491	—	NM
North Sea	1,255	1,203	1,498	4%	-16%

International (1)	1,255	1,203	1,989	4%	-37%

Total (1)	57,358	66,118	63,700	-13%	-10%

BOE per day
United States	201,580	217,830	210,953	-7%	-4%
Egypt (1, 2)	147,186	151,034	149,938	-3%	-2%
North Sea	45,483	45,571	43,151	0%	5%

International (1)	192,669	196,605	193,089	-2%	0%

Total (1)	394,249	414,435	404,042	-5%	-2%

Total excluding noncontrolling interests	345,138	365,279	354,089	-6%	-3%

(1) Includes net production volumes attributed to our noncontrolling partner in Egypt below:
Oil (b/d)	29,294	28,881	28,328
Gas (Mcf/d)	118,903	121,650	128,764
NGL (b/d)	—	—	164
BOE per day	49,111	49,156	49,953	0%	-2%
(2) Egypt Gross Production
Oil (b/d)	140,764	139,587	134,397
Gas (Mcf/d)	545,049	559,401	597,812
NGL (b/d)	—	—	735
BOE per day	231,606	232,821	234,767	-1%	-1%

NM - not meaningful

APA CORPORATION

ADJUSTED PRODUCTION INFORMATION

Adjusted production excludes certain items that management believes affect the comparability of operating results for the periods presented. Adjusted production excludes production attributable to 1) noncontrolling interest in Egypt and 2) Egypt tax barrels. Management uses adjusted production to evaluate the company’s operational trends and performance and believes it is useful to investors and other third parties.

	For the Quarter Ended			% Change
	March 31, 2023	December 31, 2022	March 31, 2022	1Q23 to 4Q22	1Q23 to 1Q22
OIL VOLUME - Barrels per day
United States	71,888	74,767	69,636	-4%	3%
Egypt	42,553	41,719	38,784	2%	10%
North Sea	37,502	37,473	35,242	0%	6%

International	80,055	79,192	74,026	1%	8%

Total	151,943	153,959	143,662	-1%	6%

NATURAL GAS VOLUME - Mcf per day
United States	441,527	468,888	477,637	-6%	-8%
Egypt	171,952	175,184	175,509	-2%	-2%
North Sea	40,360	41,370	38,466	-2%	5%

International	212,312	216,554	213,975	-2%	-1%

Total	653,839	685,442	691,612	-5%	-5%

NGL VOLUME - Barrels per day
United States	56,103	64,915	61,711	-14%	-9%
Egypt	—	—	225	—	NM
North Sea	1,255	1,203	1,498	4%	-16%

International	1,255	1,203	1,723	4%	-27%

Total	57,358	66,118	63,434	-13%	-10%

BOE per day
United States	201,580	217,830	210,953	-7%	-4%
Egypt	71,211	70,917	68,261	0%	4%
North Sea	45,483	45,571	43,151	0%	5%

International	116,694	116,488	111,412	0%	5%

Total	318,274	334,318	322,365	-5%	-1%

NM - not meaningful

APA CORPORATION

PRICE INFORMATION

	For the Quarter Ended
	March 31, 2023	December 31, 2022	March 31, 2022
AVERAGE OIL PRICE PER BARREL
United States	$75.17	$83.70	$95.58
Egypt	79.58	87.41	103.22
North Sea	81.57	88.24	102.20
International	80.19	87.65	102.92
Total	78.37	86.17	100.23
AVERAGE NATURAL GAS PRICE PER MCF
United States	$2.24	$3.57	$4.25
Egypt	2.89	2.92	2.83
North Sea	17.58	20.45	32.35
International	4.32	4.57	5.21
Total	3.22	4.04	4.70
AVERAGE NGL PRICE PER BARREL
United States	$23.79	$25.06	$36.67
Egypt	—	—	77.81
North Sea	56.92	55.86	74.64
International	56.92	55.86	75.20
Total	24.84	26.22	38.33

APA CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(Unaudited)

(In millions)

SUMMARY EXPLORATION EXPENSE INFORMATION

	For the Quarter Ended March 31,
	2023	2022
Unproved leasehold impairments	$5	$4
Dry hole expense	30	5
Geological and geophysical expense	1	15
Exploration overhead and other	16	18

	$52	$42

SUMMARY CASH FLOW INFORMATION

	For the Quarter Ended March 31,
	2023	2022
Net cash provided by operating activities	$335	$891

Additions to upstream oil and gas property	(549)	(378)
Proceeds from sale of oil and gas properties	21	767
Proceeds from sale of Kinetik shares	—	224
Deconsolidation of Altus cash and cash equivalents	—	(143)
Other, net	(4)	(4)

Net cash provided by (used in) investing activities	$(532)	$466

Proceeds from revolving credit facilities, net	417	338
Payments on Apache fixed-rate debt	(65)	(1,370)
Distributions to noncontrolling interest - Egypt	(17)	(69)
Treasury stock activity, net	(142)	(261)
Dividends paid to APA common stockholders	(78)	(43)
Other	(9)	(20)

Net cash provided by (used in) financing activities	$106	$(1,425)

SUMMARY BALANCE SHEET INFORMATION

	March 31, 2023	December 31, 2022
Cash and cash equivalents	$154	$245
Other current assets	2,578	2,463
Property and equipment, net	9,179	9,012
Decommissioning security for sold Gulf of Mexico properties	132	217
Other assets	1,170	1,210

Total assets	$13,213	$13,147

Current debt	$2	$2
Current liabilities	2,452	2,914
Long-term debt	5,796	5,451
Decommissioning contingency for sold Gulf of Mexico properties	656	738
Deferred credits and other noncurrent liabilities	2,874	2,697
APA shareholders’ equity	444	423
Noncontrolling interest - Egypt	989	922

Total Liabilities and equity	$13,213	$13,147

Common shares outstanding at end of period	309	312

APA CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

Reconciliation of Costs incurred to Upstream capital investment

Management believes the presentation of upstream capital investments is useful for investors to assess APA’s expenditures related to our upstream capital activity. We define capital investments as costs incurred for oil and gas activities, adjusted to exclude property acquisitions, asset retirement obligation revisions and liabilities incurred, capitalized interest, and certain exploration expenses, while including amounts paid during the period for abandonment and decommissioning expenditures. Upstream capital expenditures attributable to a one-third noncontrolling interest in Egypt are also excluded. Management believes this provides a more accurate reflection of APA’s cash expenditures related to upstream capital activity and is consistent with how we plan our capital budget.

	For the Quarter Ended March 31,
	2023	2022
Costs incurred in oil and gas property:
Asset and leasehold acquisitions
Proved	$1	$9
Unproved	6	11
Exploration and development	566	419

Total Costs incurred in oil and gas property	$573	$439

Reconciliation of Costs incurred to Upstream capital investment:
Total Costs incurred in oil and gas property	$573	$439
Property acquisitions	—	—
Asset retirement obligations settled vs. incurred - oil and gas property	6	7
Capitalized interest	(6)	(3)
Exploration seismic and administration costs	(17)	(33)

Upstream capital investment including noncontrolling interest - Egypt	$556	$410
Less noncontrolling interest - Egypt	(61)	(49)

Total Upstream capital investment	$495	$361

Reconciliation of Net cash provided by operating activities to Cash flows from operations before changes in operating assets and liabilities and Free cash flow

Cash flows from operations before changes in operating assets and liabilities and free cash flow are non-GAAP financial measures. APA uses these measures internally and provides this information because management believes it is useful in evaluating the company’s ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt, as well as to compare our results from period to period. We believe these measures are also used by research analysts and investors to value and compare oil and gas exploration and production companies and are frequently included in published research reports when providing investment recommendations. Cash flows from operations before changes in operating assets and liabilities and free cash flow are additional measures of liquidity but are not measures of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities. Additionally, this presentation of free cash flow may not be comparable to similar measures presented by other companies in our industry.

	For the Quarter Ended March 31,
	2023	2022
Net cash provided by operating activities	$335	$891
Changes in operating assets and liabilities	511	263

Cash flows from operations before changes in operating assets and liabilities	$846	$1,154
Adjustments to free cash flow:
Upstream capital investment including noncontrolling interest - Egypt	(556)	(410)
Non oil and gas capital investment	(1)	—
Distributions to Sinopec noncontrolling interest	(17)	(69)

Upstream free cash flow	$272	$675

Reconciliation of Net cash provided by operating activities to Adjusted EBITDAX

Management believes EBITDAX, or earnings before income tax expense, interest expense, depreciation, amortization and exploration expense is a widely accepted financial indicator, and useful for investors, to assess a company’s ability to incur and service debt, fund capital expenditures, and make distributions to shareholders. We define adjusted EBITDAX, a non-GAAP financial measure, as EBITDAX adjusted for certain items presented in the accompanying reconciliation. Management uses adjusted EBITDAX to evaluate our ability to fund our capital expenditures, debt services and other operational requirements and to compare our results from period to period by eliminating the impact of certain items that management does not consider to be representative of the Company’s on-going operations. Management also believes adjusted EBITDAX facilitates investors and analysts in evaluating and comparing EBITDAX from period to period by eliminating differences caused by the existence and timing of certain operating expenses that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted EBITDAX may not be comparable to similar measures of other companies in our industry.

	For the Quarter Ended
	March 31,	December 31,	March 31,

	2023	2022	2022
Net cash provided by operating activities	$335	$1,413	$891
Adjustments:
Exploration expense other than dry hole expense and unproved leasehold impairments	17	34	33
Current income tax provision	346	343	392
Other adjustments to reconcile net income (loss) to net cash provided by operating activities	(30)	(18)	29
Changes in operating assets and liabilities	511	(369)	263
Financing costs, net	81	76	85
Transaction, reorganization & separation costs	4	5	14

Adjusted EBITDAX (Non-GAAP)	$1,264	$1,484	$1,707

APA CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions)

Reconciliation of debt to net debt

Net debt, or outstanding debt obligations less cash and cash equivalents, is a non-GAAP financial measure. Management uses net debt as a measure of the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand.

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Current debt	$2	$2	$125	$125
Long-term debt	5,796	5,451	5,404	5,160

Total debt	5,798	5,453	5,529	5,285
Cash and cash equivalents	154	245	268	282

Net debt	$5,644	$5,208	$5,261	$5,003

Reconciliation of Income attributable to common stock to Adjusted earnings

Our presentation of adjusted earnings and adjusted earnings per share are non-GAAP measures because they exclude the effect of certain items included in Income Attributable to Common Stock. Management believes that adjusted earnings and adjusted earnings per share provides relevant and useful information, which is widely used by analysts, investors and competitors in our industry as well as by our management in assessing the Company’s operational trends and comparability of results to our peers.

Management uses adjusted earnings and adjusted earnings per share to evaluate our operating and financial performance because it eliminates the impact of certain items that management does not consider to be representative of the Company’s on-going business operations. As a performance measure, adjusted earnings may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, capital structure and asset sales and other divestitures, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted earnings and adjusted earnings per share may not be comparable to similar measures of other companies in our industry.

	For the Quarter Ended March 31, 2023				For the Quarter Ended March 31, 2022
	Before Tax	Tax Impact	After Tax	Diluted EPS	Before Tax	Tax Impact	After Tax	Diluted EPS
Net income including noncontrolling interests (GAAP)	$810	$(484)	$326	$1.05	$2,298	$(352)	$1,946	$5.61
Income attributable to noncontrolling interests	150	(66)	84	0.27	227	(94)	133	0.38
Loss attributable to Altus preferred unit limited partner	—	—	—	—	(70)	—	(70)	(0.20)

Net income attributable to common stock	660	(418)	242	0.78	2,141	(258)	1,883	5.43
Adjustments: *
Asset and unproved leasehold impairments	5	(3)	2	—	4	(1)	3	0.01
Valuation allowance and other tax adjustments **	—	130	130	0.41	—	(205)	(205)	(0.59)
(Gain) / loss on extinguishment of debt	(9)	2	(7)	(0.02)	67	(14)	53	0.15
Unrealized derivative instrument gain	(33)	7	(26)	(0.08)	(15)	(5)	(20)	(0.06)
Kinetik equity investment mark-to-market (gain) / loss	32	(6)	26	0.08	(24)	—	(24)	(0.07)
Drilling contract termination charges	13	(10)	3	0.01	—	—	—	—
Transaction, reorganization & separation costs	4	(1)	3	0.01	14	(3)	11	0.03
Gain on divestitures, net	(1)	—	(1)	—	(1,176)	125	(1,051)	(3.03)

Adjusted earnings (Non-GAAP)	$671	$(299)	$372	$1.19	$1,011	$(361)	$650	$1.87

*	The income tax effect of the reconciling items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.

**	Includes $174 million related to the remeasurement of the December 31, 2022 U.K. deferred tax liability in connection with the Energy (Oil and Gas) Profits Levy Act 2022.